UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
March 22, 2011
UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina (Address of Principal Executive Offices)	27410 (Zip Code)
Registrant’s telephone number, including area code: (336) 294-4410
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
On March 22, 2011, Unifi, Inc. (the “Registrant”) dismissed Ernst & Young LLP (“Ernst & Young”) as the Registrant’s independent registered public accounting firm. The decision to change accountants was approved by the audit committee of the Registrant’s board of directors.
The audit reports of Ernst & Young on the consolidated financial statements of the Registrant as of and for the years June 27, 2010 and June 28, 2009, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
During the Registrant’s two fiscal years ended June 27, 2010 and June 28, 2009, and during the subsequent interim period through March 22, 2011, there were no (1) disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference in connection with their report to the subject matter of the disagreement, or (2) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.
The Registrant provided Ernst & Young with a copy of this Current Report on Form 8-K, and requested that Ernst & Young furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agrees with the statements made by the Registrant in response to the disclosures required by Item 304(a) of Regulation S-K. The Registrant subsequently received the requested letter, and a copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.
On March 26, 2011, the Registrant engaged KPMG LLP (“KPMG”) as the Registrant’s new independent registered public accounting firm. The decision to engage KPMG was approved by the audit committee of the Registrant’s board of directors. During the Registrant’s two fiscal years ended June 27, 2010 and June 28, 2009, and during the subsequent interim period through March 26, 2011, neither the Registrant nor anyone acting on the Registrant’s behalf consulted with KPMG regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.
The change in Independent Registered Public Accounting Firm did not result from any dissatisfaction with the quality of professional services rendered by Ernst & Young.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated March 28, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.
	By:	/S/ CHARLES F. MCCOY
Charles F. McCoy
Dated: March 28, 2011		Vice President, Secretary and General Counsel

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated March 28, 2011.